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| NUMBER |                                                       | RIGHTS |
| NAIR   |                                                       |        |
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               THIS SUBSCRIPTION CERTIFICATE WILL BE VALUELESS
  IF NOT RECEIVED BY THE SUBSCRIPTION AGENT 5:00 P.M., EASTERN STANDARD TIME
                           ON               , 1998

                        STOCK SUBSCRIPTION CERTIFICATE
                       NEW AMERICA INTERNATIONAL, INC.

                                                             CUSIP 64187Q 11 1


THIS RIGHTS CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

Rights holders should be aware that if they choose to exercise or transfer less than all of the rights evidenced hereby, they may not receive a new rights certificate in sufficient time to exercise the remaining rights evidenced thereby, neither the Company nor the subscription agent shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise or sale prior to the expiration date.

The terms and conditions of this rights offering are set forth in the
Prospectus relating to       shares of Common Stock, $.01 par value per share
("Shares"), of New America International, Inc. (the "Company") dated
      , 1998 (the "Prospectus") and are incorporated herein by reference. Copies of the Prospectus are available upon request from the Company and First Union National Bank (the "Subscription Agent"). Capitalized terms used herein without definition shall have the meanings set forth in the Prospectus.

-----------------------------------------------------------------------------
SUBSCRIPTION PRICE:              $2.00 PER SHARE



REGISTERED HOLDER:
-----------------------------------------------------------------------------

The rights represented by this Subscription Certificate, in whole or in part, may be exercised by duly completing Sections 1 and 2 or may be transferred or sold through a bank or broker by duly completing Section 3. Before exercising or selling Rights, Rights holders are urged to read carefully and in its entirety the Prospectus, copies of which are available from the Company and the Subscription Agent.

IMPORTANT - Complete the appropriate SECTION and, if applicable, delivery instructions, and SIGN on reverse side. Subject to the provisions of the Prospectus, if the instructions of the registered holder hereof are insufficient to delineate the proper action to be taken with respect to all of the Rights evidenced hereby, such action as is clearly delineated in such holder's instructions will be taken and such holder will be delivered a new Subscription Certificate evidencing the remaining Rights to which such holder is entitled.

The registered holder of Rights whose name is set forth herein, or assigns, is entitled to subscribe for one share of Common Stock of the Company at a Subscription Price of $2.00 per Share (the "Subscription Price") for each Right evidenced hereby under the terms and subject to the conditions set forth in the Prospectus. Payment of the full Subscription Price for all Shares subscribed for pursuant to the exercise of Rights must accompany this properly completed and duly executed Rights Certificate, payable in United States currency by personal check, cashier's check, bank draft or money order drawn on a bank located in the United States, payable to "First Union National Bank, as Subscription Agent". PLEASE WRITE YOUR RIGHTS CERTIFICATE NUMBER, SET FORTH ABOVE, ON YOUR CHECK, BANK DRAFT, MONEY ORDER OR NOTICE OF GUARANTEED DELIVERY.

Dated:                                         NEW AMERICA INTERNATIONAL, INC.


COUNTERSIGNED:                                 BY: /s/JEFFREY FINN
         FIRST UNION NATIONAL BANK                --------------------
               SUBSCRIPTION AGENT                  President

                                    [SEAL]

BY                                             BY: /s/NORMA FINN
                                                   -------------------
               AUTHORIZED OFFICER                  Secretary

                        [REVERSE SIDE OF CERTIFICATE]

                       NEW AMERICA INTERNATIONAL, INC.

The Rights may not be exercised by a resident of the state of California unless such resident is a "qualified purchaser" and makes the California representations set forth on the instructions to the Subscription
Certificate. See Section 2 of the Subscription Certificate and the instructions.

The Rights may not be exercised by a resident of the state of North Dakota unless such resident is a holder of Shares, and makes the representation to that effect. See Section 2 of the Subscription Certificate.

INSTRUCTIONS: To exercise all or part of the Rights evidenced by this Subscription Certificate, please complete Sections 1 and 2. To exercise part of the Rights evidenced by this Subscription Certificate, please complete Sections 1, 2 and 3. To transfer all or part of the Rights evidenced by this Subscription Certificate, please complete Section 3. In order to have the Subscription Agent deliver Subscription Certificates or Shares issued upon the exercise of Rights issued to another person or delivered to an address other than the one listed on the face of this Subscription Certificate, please complete Section 3 and obtain the required signature guarantee by a medallion institution.

ANY EXERCISE, TRANSFER OR SALE OF RIGHTS EVIDENCED HEREBY IS IRREVOCABLE.

Section 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby exercises Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

(Please print all information clearly and legibly)

(i)      IF YOU WISH TO EXERCISE ALL OF YOUR RIGHTS:

(a)      In subscribe for my full entitlement of Shares:

         ____________________________________ X $2.00 = $______________________
         (Number of shares - whole number only)

(b)      I subscribe for additional Shares pursuant to my Oversubscription
         Privilege:

         ____________________________________ X $2.00 = $______________________
         (Number of shares - whole number only)

             TOTAL SUBSCRIPTION PRICE: $_________________________

                                       (Total number of Shares subscribed for
                                       pursuant to both the Basic Subscription
                                       Privilege and the Oversubscription
                                       Privilege, times the Subscription Price
                                       of $2.00 per share)

Method of Payment (check one)
[ ] Check, Bank Draft or Money Order Payable to First Union National Bank, as Subscription Agent
[ ] Wire Transfer Directly to the Escrow Account Maintained by First Union National Bank, as Subscription Agent, at First Union National Bank, ABA ROUTING # 0530-00219, for Credit G/L Account # 465946, Further credit:
         NAI RIGHTS OFFERING, Attn:  Mike Klotz (704) 590-7408

(ii)     IF YOU DO NOT WISH TO EXERCISE ALL OF YOUR RIGHTS:

(a)      I subscribe for only

       ______________________________________ X $2.00 = $______________________
         (Number of shares - whole number only)

                                       TOTAL SUBSCRIPTION PRICE:
                                       $_________________________ (Total number
                                       of Shares subscribed for pursuant to the Basic Subscription Privilege, times the Subscription Price of $2.00 per share)

Method of Payment (check one)
[ ] Check, Bank Draft or Money Order Payable to First Union National Bank, as Subscription Agent
[ ] Wire Transfer Directly to the Escrow Account Maintained by First Union National Bank, as Subscription Agent, at First Union National Bank, ABA ROUTING # 0530-00219, for Credit G/L Account # 465946, Further credit:
         NAI RIGHTS OFFERING, Attn:  Mike Klotz (704) 590-7408

              In order to deliver you a new Subscription Certificate evidencing any unexercised Rights, please check one:

              [ ] Deliver to me a new Subscription Certificate evidencing the remaining Rights to which I am entitled.

              [ ] Deliver a new Subscription Certificate evidencing the remaining Rights in accordance with my Section 2 instructions below. (Please include any required signature guarantee).

         SECTION 2-HOLDER REPRESENTATIONS. If you wish to exercise all or a part of your Rights, you must complete the Section 2.

         A.   Are you a resident of the State of California?  [ ] Yes   [ ] No
              If you answered "yes" please fill out Section 2 C.

         B.   Are you a resident of the State of North Dakota?  [ ] Yes   [ ] No
              If you answered "yes" please fill out Section 2 D.

         C.   California Residents: Do you hereby make the California
              Representations set forth on the instructions? [ ] Yes   [ ] No

         D.   North Dakota Residents:  Are you a holder of Common Stock of the
              Company? [ ] Yes   [ ] No

Section 3 - TRANSFER OF RIGHTS-CHECK ONE: (A) [ ] TO TRANSFER SOME OR ALL OF THE RIGHTS REPRESENTED BY THIS SUBSCRIPTION CERTIFICATE, OR (B) [ ] TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value received, Rights represented by this Subscription Certificate (and not exercised by the Holder on Section 1 above) are hereby assigned to (please print name(s) and address(es) and Taxpayer Identification or Social Security Number(s) of transferees in full):

Name:________________________________________________________________________
Address:_____________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
Taxpayer Identification or Social Security Number ___________________________

         SECTION 4-SPECIAL INSTRUCTIONS [ ] CHECK HERE FOR SPECIAL ISSUANCE, OR DELIVERY INSTRUCTIONS. Unless otherwise indicated below, the Subscription Agent is hereby authorized to issue and deliver any Subscription Certificate and Certificates for Common Stock to the undersigned at the address appearing on the face of this Subscription Certificate. If this form is completed, the Holder's signature must be guaranteed by a medallion guarantor.

Name:________________________________________________________________________
Address:_____________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________
Taxpayer Identification or Social Security Number ___________________________


                                  IMPORTANT

RIGHTS HOLDER SIGN HERE
_____________________________________________________________________________
             (Signature(s) of Holder(s) exactly as appears on the
                          face of this Certificate)
Dated:___________, 1998

SIGNATURE GUARANTEE (to be executed if Section 3 is completed)
The undersigned, an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, and a participant in a Securities Transfer Association recognized signature program, does hereby guarantee that the signature of the Holder hereinabove is genuine.
Dated:___________, 1998

                                _______________________________________________
                                Firm Name

                                _______________________________________________
                                Authorized Signature

                                _______________________________________________
                                Name and Title

                                _______________________________________________
                                Address

                                _______________________________________________

                                _______________________________________________

                                _______________________________________________
                                Area Code and Telephone Number



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